UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2019

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 Lundy Avenue, San Jose, CA		95131-1816
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	QUIK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

QuickLogic Corporation (the “Company”) held a Special Meeting of Stockholders on Tuesday, November 26, 2019. At the Special Meeting, there were 116,555,756 shares of the common stock of the Company (as of the record date of October 8, 2019) entitled to vote, of which, 96,138,836 shares were represented in person or by proxy constituting a quorum. The final voting results of each proposal are set forth below:

(i)

The Company’s stockholders approved a proposal to adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse split of the Company’s outstanding shares of common stock, at a reverse stock split ratio ranging from 1-for-5 to 1-for-15, as determined by the Company’s Board of Directors at a later date. The votes were as follows:

Votes For	89,692,396
Votes Against	6,279,365
Abstain	167,075

(ii)

The Company’s stockholders approved the “adjournment proposal”, if necessary, to adjourn the Special Meeting to solicit the additional proxies in favour of the “reverse stock split proposal.” The votes were as follows:

Votes For	89,671,108
Votes Against	6,286,420
Abstain	181,308

The exact timing for selection of the reverse stock split ratio and the effective date of the reverse stock split will be determined by the Board based upon its evaluation as to when such action will be most advantageous to the Company and its stockholders. The Board may delay or abandon the reverse stock split at any time prior to the effective time of the reverse stock split, if the Board determines that the reverse stock split is no longer in the best interests of the Company or its stockholders. The reverse stock split, if implemented, would become effective upon the filing of a charter amendment with the Delaware Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2019	QuickLogic Corporation

/s/ Suping (Sue) Cheung
Suping (Sue) Cheung Vice President, Finance and Chief Financial Officer